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                                                                      EXHIBIT 24

                                POWER OF ATTORNEY
                                -----------------

         Each director and/or officer of Immune Response, Inc. (the
"Corporation") whose signature appears below hereby appoints William J. Post or William J. Kelly, Jr. as the undersigned's attorneys or any one of them individually as the undersigned's attorney, to sign, in the undersigned's name and behalf and in any and all capacities stated below, and to cause to be filed with the Securities and Exchange Commission (the "Commission"), the
Corporation's Annual Report on Form 10-K (the "Form 10-K") for the fiscal year ended December 31, 1999, and likewise to sign and file with the Commission any and all amendments to the Form 10-K, and the Corporation hereby also appoints such persons as its attorneys-in-fact and each of them as its attorney-in-fact with like authority to sign and file the Form 10-K and any amendments thereto granting to each such attorney-in-fact full power of substitution and revocation, and hereby ratifying all that any such attorney-in-fact or the undersigned's substitute may do by virtue hereof.

         IN WITNESS WHEREOF, the undersigned have executed this Power of
Attorney, in counterparts if necessary, effective as of March 24, 2000.
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
         SIGNATURE                                                     TITLE

/s/ William J. Post
------------------------------------                 President, Chief Executive Officer and Director
      William J. Post

/s/ David B. Bittner
------------------------------------                 Treasurer and Chief Financial Officer
      David B. Bittner

/s/ John LaMarche
------------------------------------                 Vice President of Operations
      John LaMarche

/s/ Walter L. Sembrowich
------------------------------------                 Chairman of the Board
      Walter L. Sembrowich, Ph.D.

/s/ Ronald E. Eibensteiner
------------------------------------                 Director
      Ronald E. Eibensteiner

/s/ David Lundquist
------------------------------------                 Director
      David Lundquist

/s/ F. A. Salama
------------------------------------                 Director
      Fouad A. Salama, M.D.
